Note 5 - Stock Award Payable	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

NOTE 5 – STOCK AWARD PAYABLE

The stock award payable amount of $110,000 at December 31, 2013 relates to 100,000 shares of the Company's common stock issuable, but not issued, under a 2007 employment agreement. The Company recorded the stock grant as a liability which was revalued based on the quoted price of the Company's stock at the end of each period. During the second quarter of 2014, the Company received a release in writing from the former employee absolving the Company of the stock award and accordingly the $72,000 balance of the liability was reversed into Other Income.